UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2005

INLAND REAL ESTATE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 23, 2005, Inland Real Estate Corporation (the “Company”) held its 2005 Annual Meeting of Stockholders (“2005 Annual Meeting”).  During the 2005 Annual Meeting, the Company’s stockholders approved a proposal to adopt the Inland Real Estate Corporation 2005 Equity Award Plan (the “Equity Award Plan”).  The Company’s board of directors (the “Board”) previously approved the Equity Award Plan on February 28, 2005, subject to approval by the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting.

A description of the terms of the Equity Award Plan, substantially as set forth in the Company’s proxy statement for its 2005 Annual Meeting, is reprinted below.  The foregoing summary is qualified in its entirety by reference to the actual text of the Equity Award Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Plan Administration

The Board’s compensation committee (the “Committee”) will have full authority to administer the Equity Award Plan including determining recipients of awards and the amount and type of awards.   The Committee will have the discretionary authority to interpret the Equity Award Plan, to adopt, alter and repeal rules, guidelines and practices governing the Equity Award Plan, to direct the Company’s employees or any of the Company’s advisors to prepare any materials or perform any analyses that the Committee deems necessary, appropriate or advisable and to otherwise supervise the administration of the Equity Award Plan.   The Committee may delegate responsibilities with regard to certain participants, such as participants who are not executive officers of the Company, to members of the Company’s management.   Each member of the Committee must be an “independent director” as defined in the Company’s Guidelines on Corporate Governance and an “outside director” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Limits on Plan Awards

The Board has reserved a maximum of 2,500,000 shares of the Company’s common stock (“Shares”) for issuance under the Equity Award Plan.   A participant may receive multiple awards under the Equity Award Plan; provided that no participant may be granted awards exceeding a maximum of 250,000 Shares during any calendar year.

Shares delivered under the Equity Award Plan will be authorized but unissued Shares, par value $0.01 per Share.   To the extent that any award payable in Shares is forfeited or an award otherwise terminates or expires without the issuance of Shares, the Shares covered thereby will no longer be charged against the maximum Share limitation and may again be made subject to awards under the Equity Award Plan unless the participant who had been awarded those Shares had already received dividends or other benefits of ownership with respect to those Shares.   A participant will not be deemed to have received a benefit of ownership with respect to any Shares by exercising voting rights or by accumulating dividends that are not realized due to forfeiture or expiration or termination without the issuance of Shares.

Eligibility and Participation

The Committee has the sole discretion to designate participants under the Equity Award Plan.   All of the Company’s officers, employees and directors, as well as the officers, employees and directors of the Company’s affiliates, are eligible to receive awards under the Equity Award Plan, but incentive stock options will be granted only to participants while actually employed by the Company or its affiliates.   Awards will not be granted to a participant during any period of time that he or she is on a leave of absence.   Awards granted to directors, which may include members of the Committee, must be ratified by a majority of the Board.

Types of Plan Awards

The Committee may grant the following types of awards under the Equity Award Plan.

Stock Options

Options to purchase Shares may be granted alone or in connection with other awards under the Equity Award Plan.   Options granted under the Equity Award Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code.   The exercise price of any stock option granted under the Equity Award Plan may not be less than the fair market value of the Shares on the date the option is granted; provided that the exercise price of any incentive stock options may not be less than 110% of the fair market value of the Shares at the date of grant.   The exercise price is payable in cash, in Shares, by check or as otherwise permitted by the Committee.

The Committee will determine the terms of each option at the time of the grant. Generally, the Committee has discretion to provide for an exercise term of up to ten (10) years, or with respect to an incentive stock option, five (5) years in the case of a participant who on the date of grant owns more than 10% of the Company’s outstanding voting stock.   The Committee specifies at or after the date of grant the time or times at which, and in what proportions, an option becomes vested and exercisable.   Generally, stock options may not be exercised until six (6) months and one (1) day following the date of grant.   Vesting may be based on the continued service of the participant for specified time periods or on the Company attaining specified performance goals or both.   The Committee may waive installment exercise provisions and accelerate the vesting of options at any time.

All stock options granted under the Equity Award Plan are nontransferable except upon death, either by the participant’s will or the laws of descent and distribution or pursuant to a qualified domestic relations order.   In the case of options other than incentive stock options, a participant may transfer options during the participant’s lifetime to, or for the benefit of, family members of the participant or to a charitable organization, as defined in the Code.

In general, a stock option expires twenty-four (24) months after termination of service if service ceases due to death or disability, thirty (30) days after termination if the participant is terminated for “cause” as defined in the Equity Award Plan or three (3) months after termination if service ceases for any other reason.

Share Appreciation Rights

Share appreciation rights (“SARs”) may be granted in connection with a stock option or by an amendment to a non-qualified stock option.   A SAR entitles a participant to surrender the unexercised portion of the related option and to receive a payment based on the excess of the fair market value of the Shares covered by the surrendered portion of the related option on the date of surrender minus the exercise price of those Shares.   SARs may be exercised only when their related options are exercisable, and only when the fair market value of the Shares covered by the SAR exceeds the price of the Shares covered by the related option.   SARs may be exercised pursuant to written notice of exercise.   Each SAR will expire no later than the date that the related option expires. SARs may be payable in cash, in Shares, in a combination of both or in the manner determined by the Committee at the time of exercise.

Restricted Shares

Restricted Shares granted under the Equity Award Plan may be granted alone or in connection with other awards under the Equity Award Plan or cash awards.   Restricted Shares represent Shares that are issued subject to restrictions on transfer and vesting requirements as determined by the Committee.   Vesting requirements may be based on the continued service of the participant for specified time periods or on the Company or the person, or both, attaining specified performance goals established by the Committee.   Restricted Shares will immediately vest if the participant dies or becomes disabled.   Subject to the restriction on and any vesting requirements, recipients of Restricted Shares will have the same rights as one of the Company’s stockholders, including all voting and dividend rights, during the restriction period, unless the Committee determines otherwise at the time of the grant.

Deferred Shares

The Committee may grant awards of Deferred Shares under the Equity Award Plan. Deferred Shares will be subject to any deferral period deemed appropriate by the Committee.

Share Purchase Rights

The Committee may grant awards of Share Purchase Rights under the Equity Award Plan.

Other Share-Based Awards

The Committee may grant other awards valued by reference to, or otherwise based on, Shares, performance Shares, convertible preferred Shares, convertible debentures, exchangeable securities and dividend equivalent rights.   The Committee may settle any such awards in Shares, Restricted Shares or cash.

Section 162(m) Awards

Awards of stock options and SARs granted under the Equity Award Plan will automatically qualify for the “performance-based compensation” exception under Section 162(m) of the Code pursuant to their expected terms.   Under Section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Committee discretion to decrease the amount of compensation payable).

Effect of Change in Control

Awards under the Equity Award Plan are generally subject to special provisions upon the occurrence of a “change in control” transaction, as defined below.   Under the Equity Award Plan, in the event of a change in control, any outstanding stock options, SARs or other equity awards under the Equity Award Plan will generally become fully vested and exercisable.   To the extent vested, the value of any outstanding awards generally will be paid to the participant at a certain price per Share, as determined as of the date of the change in control. Subject to certain exceptions, the term “change in control” means: (i) following the occurrence of a “triggering event,” a change in more than fifty percent (50%) of the independent members of the Board (determined as of the date sixty (60) days prior to the occurrence of the triggering event) at any time during the twelve (12) month period immediately following the triggering event and (ii) following the occurrence of a triggering event, the failure of more than fifty percent (50%) of the non-independent members of the Board (determined as of the date sixty (60) days prior to the occurrence of the triggering event) to constitute a majority of the non-independent members of the Board.   As used in the Equity Award Plan, the term “triggering event” means a merger, business combination, sale of the company or substantially all (i.e., 90% or more) of its assets, or a transaction that is substantially similar to any of the foregoing, if the Company does not survive the consummation of the transaction.

Adjustments for Corporate Changes

In the event of a merger, reorganization, consolidation, recapitalization, Share dividend or Share split or other change in the Company’s corporate structure, the Committee may approve any adjustments to the number and price of Shares available for grant, as well as to other maximum limitations under the Equity Award Plan.   However, the number of Shares subject to any award must be granted in whole Shares only.

Term, Amendment and Termination

The Board may at any time, and from time to time, and in any respect amend, alter or discontinue the Equity Award Plan.   The Board may seek the approval of any amendment or modification by the Company’s stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or another exchange or securities market or for any other purpose.   No amendment or modification of the Equity Award Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.   No awards will be granted under the Equity Award Plan on or after June 23, 2015.

Plan Benefits

Future benefits under the Equity Award Plan are not currently determinable.

U.S. Tax Treatment of Awards

Incentive Stock Options

An incentive stock option results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised.   However, the excess of the fair market value of the Shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee.   If the optionee holds the stock received as a result of an exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the Shares are disposed of during this period, however, (i.e., a “disqualifying disposition”) then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the Shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price).   The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain.   In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation.   The optionee’s basis in the Shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted.   An optionee exercising such an option will at that time realize taxable compensation in the amount of the difference between the option price and the then market value of the Shares.   Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee’s basis in such Shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise.   Any gain (or loss) upon subsequent disposition of the Shares will be a long-term or short-term gain (or loss), depending upon the holding period of the Shares.

If a non-qualified option is exercised by tendering previously owned Shares in payment of the option price, then, instead of the treatment described above, the following generally will apply: (i) a number of new Shares equal to the number of previously owned Shares tendered will be considered to have been received in a tax-free exchange; (ii) the optionee’s basis and holding period for such number of new Shares will be equal to the basis and holding period of the previously owned Shares exchanged; (iii) the optionee will have compensation income equal to the fair market value on the date of exercise of the number of new Shares received in excess of such number of exchanged Shares; (iv) the optionee’s basis in such excess Shares will be equal to the amount of such compensation income; and (v) the holding period in such Shares will begin on the date of exercise.

Share Appreciation Rights

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted.   If an employee of the Company receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received.   If any employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received.   In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of the SARs.   However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.   The federal income tax treatment of SARs may be effected beginning in 2005 by recently enacted changes in the Code.

Other Awards

Recipients of Restricted Shares are generally subject to ordinary income tax at the time the restrictions lapse on the Shares, unless the recipient elects to accelerate recognition as of the date of grant.   Recipients of unrestricted stock awards are generally subject to ordinary income tax at the time of grant.   In each of the foregoing cases, the Company will generally be entitled to a corresponding tax deduction at the same time the participant recognizes ordinary income.

Section 162(m)

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code.   Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for this compensation. The 2005 Plan will enable the Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

The grant exercise of options and awards under the Equity Award Plan to the Company’s non-employee directors and to the Company’s employees outside the United States may be taxed on a different basis.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Exhibits:
Exhibit No.	Description

10.1	Inland Real Estate Corporation 2005 Equity Award Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  June 28, 2005

exhibit index

Exhibit No.                   Description

                         Inland Real Estate Corporation 2005 Equity Award Plan